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                                                                   EXHIBIT 10.19





                      AMENDED AND RESTATED PLEDGE AGREEMENT


                  AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of August 5, 1998, made by UNITED PETROLEUM CORPORATION, a corporation organized and existing under the laws of Delaware, (the "Pledgor"), to INFINITY INVESTORS LIMITED, a Nevis West Indies corporation (the "Pledgee"). Except as otherwise defined herein, terms used herein and defined in the Amended, Restated and Consolidated Credit Agreement, dated as of August 5, 1998 (as modified, supplemented or amended from time to time, the "Credit Agreement") shall be used herein as so defined.


                             W I T N E S S E T H : ,


                  WHEREAS, Pledgor and Pledgee are parties to that certain Pledge Agreement dated as of April 15, 1998 (the "Original Pledge");

                  WHEREAS, concurrently with this Agreement, the Pledgor and the Pledgee are entering into the Credit Agreement providing for the Consolidated Loans as contemplated therein;

                  WHEREAS, the Pledgor and the Pledgee collectively desire to amend and restate the Original Pledge in connection with entering into the Credit Agreement;

                  WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with Pledgee as follows:

                  1. SECURITY FOR NOTES, ETC. This Agreement is for the benefit of the Pledgee and the holders of the Notes to secure the payment due of the principal of and interest on the Notes issued under the Credit Agreement, the payment of all other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Pledgor, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or


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any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Pledgor (all such principal, interest, obligations and liabilities, collectively, the "Secured Obligations").

                  2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "Stock" shall mean all the issued and outstanding shares of capital stock, at any time owned by the Pledgor, of its direct or indirect wholly-owned subsidiaries including CALIBUR SYSTEMS, INC. ("Calibur"), a corporation organized and existing under the laws of Tennessee, JACKSON-UNITED PETROLEUM CORPORATION ("Jackson-United"), a corporation organized and existing under the laws of Kentucky, and CTV Studios, Inc. ("CTV"), a corporation organized and existing under the laws of Florida. The Pledgor represents and warrants that on the date hereof (i) the Stock consists of the number and type of shares of the capital stock of the corporations as described in Annex A and
(ii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A.

                  All Stock pledged hereunder is hereinafter called the "Pledged Stock," and the Pledged Stock, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral."

                  3.  PLEDGE OF STOCK, ETC.

                  3.1. Pledge. To secure the Secured Obligations and for the purposes set forth in Section 1, the Pledgor: (i) hereby grants to the Pledgee a security interest in all of the Collateral; (ii) hereby pledges and deposits as security with the Pledgee (except as otherwise permitted below) the Stock owned by the Pledgor on the date hereof and delivers to the Pledgee certificates therefor accompanied by stock powers duly executed in blank by the Pledgor or such other instruments of transfer as are acceptable to the Pledgee; and (iii) hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Stock (and in and to the certificates or instruments evidencing such Stock), to be held by the Pledgee upon the terms and conditions set forth in this Agreement.

                  3.2. Subsequently Acquired Stock. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Stock at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Stock as security with the Pledgee and deliver to the Pledgee certificates therefor accompanied by stock powers duly executed in blank by the Pledgor or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the President, any Vice President, or the Treasurer of the Pledgor describing such Stock and certifying that the same has been duly pledged with the Pledgee hereunder.

                  3.3. Uncertificated Stock. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Stock (whether now owned or hereafter acquired) is evidenced by an


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uncertificated security, the Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law. The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide opinions of counsel satisfactory to the Pledgee with respect to any such pledge of uncertificated Stock promptly upon request of the Pledgee.

                  4. APPOINTMENT OF AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more agents for the purpose of retaining physical possession of the Pledged Stock, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or an agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document or any other instrument or agreement referred to herein or therein, or which would have the effect of impairing the position or interests of the Pledgee or the holder of any Note. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. All cash dividends payable in respect of the Pledged Stock shall be paid to the Pledgee and retained by it as part of the Collateral, including, without limitation, all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee, in its absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital. The Pledgee shall also be entitled to receive directly, and to retain as part of the
Collateral:

                  (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Stock;

                  (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (c) all other or additional stock or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all the rights, powers and remedies vested in it (whether vested in it by this Agreement or any other Credit Document or by law) for the protection and enforcement of its rights in respect of the


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Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                  (a) to transfer all or any part of the Pledged Stock into the Pledgee's name or the name of its nominee or nominees;

                  (b) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

                  (c) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee and/or the holders of the Notes may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. None of the Pledgee and the holders of the Notes shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of all costs and expenses incurred by the Pledgee in connection with such sale, the delivery of the Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses), and the balance of such moneys shall be held by the Pledgee and applied by it to satisfy the Secured Obligations.

                  9. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.


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                  10. INDEMNITY. The provisions of Article VIII of the Security
Agreement are hereby incorporated herein by reference as if such provisions were set forth herein in their entirety.

                  11. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or desirable and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  12. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Collateral (except the Lien created by this Agreement).

                  13. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants that: (i) it is the legal, record and beneficial owner of, and have good and marketable title to, the Stock described in Section 2 hereof, subject to no Lien (except the Lien created by this Agreement); (ii) it has full power, authority and legal right to pledge all such Stock pursuant to this Agreement; (iii) all the shares of such Stock have been duly and validly issued, are fully paid and nonassessable; (iv) this Agreement creates, as security for the Secured Obligations, a valid and enforceable perfected Lien on all of the Collateral, in favor of the Pledgee and the holder of the Notes, subject to no Lien in favor of any other Person; (v) no consent, filing, recording or registration is required to perfect the Lien purported to be created by this Agreement; and (vi) each of the representations and warranties contained in Section 5 of the Credit Agreement is true and correct. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and Lien in and to the Collateral against the claims and demands of all Persons; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder.

                  14. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or

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in respect of this Agreement or any other Credit Document; (iii) any furnishing of any additional security to the Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Pledgee; or (iv) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor.

                  15. REGISTRATION, ETC. (a)(i) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, the Pledgor as soon as practicable and at its own expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Stock against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to
Section 7, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or any part thereof. In the


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event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  16. TERMINATION; RELEASE. After all Obligations have been paid in full, this Agreement shall terminate, and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.

                  17. NOTICES, ETC. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.3 of the Credit Agreement.

                  18. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Pledgor may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Pledgee. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without giving effect to conflict of law principles. The headings of the several sections and subsections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. The provisions of Section 1.2(a) of the Credit Agreement shall apply to this Agreement as if the reference therein to "Agreement" were to this Agreement.


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                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                        UNITED PETROLEUM CORPORATION,
                                        as Pledgor



                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:


                                        INFINITY INVESTORS LIMITED,
                                        as Pledgee


                                        By
                                          ---------------------------------
                                        Name:
                                        Title: